UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report June 4, 2010
Extreme Home Staging, Inc.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

000-52595	14-1961383
(Commission File Number)	(IRS Employer Identification No.)

500 North Dearborn Street Suite 605
Chicago, Illinois 60654
 (Address of Principal Executive Offices)      (Zip Code)

Tel 312 379-1800
Fax 3123791801

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
4507 15th Ave.
Brooklyn, NY 11219

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

In connection with the impending merger transaction of Extreme Home Staging, Inc. the Company dismissed the accounting firm of Seale and Beers, CPAs.  The accounting firm of Marcum LLP (has been engaged as the independent registered public accounting firm for Extreme Home Staging, Inc. (“Extreme”), replacing Seale and Beers, CPAs.   This change in certifying accountant was approved by Extreme’s Board of Directors.

Seale and Beers, CPAs report on the financial statements of Extreme for the years ended September 30, 2009 and 2008 were not subject to an adverse or qualified opinion or a disclaimer of opinion and were not modified as to audit scope or accounting principles. However, Seale and Beers, CPAs  report on the financial statements for the years ended September 30, 2009 and 2008 contained an explanatory  paragraph which noted that there was substantial doubt  about Extreme’s ability to continue as a "Going Concern" due to recurring net losses, and negative cash flows from operations.

During the two years ended  September 30, 2009, and from October 1, 2009  through the May 15, 2010, there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-K.

From the date Extreme retained Seale and Beers, CPAs through the date of dismissal, there were no disagreements with Seale and Beers, CPAs on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Seale and Beers, CPAs would have caused it to make reference to the subject matter of the disagreements in connection with its reports on these financial statements for those periods.

Extreme  did not consult with Marcum LLP  regarding the application of accounting principals to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Extreme’s  financial statements, and no written or oral advice was provided by Marcum LLP that was a factor considered by Extreme  in reaching a decision as to the accounting, auditing or financial reporting issues.

Extreme  has requested that Seale and Beers CPAs furnish it with a letter addressed to the Securities and  Exchange Commission stating whether it agrees with the above statements.  The requested letter is attached as Exhibit 16.1 to this Form 8-K.

9.01  Financial Statements and Exhibits.

Exhibit 16-1   Letter from Seale and Beers CPAs , dated  June 7, 2010   to the Securities and Exchange Commission  regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 7, 2010

By: /s/ Marckensie Theresias
Name:   Marckensie Theresias
Title:  Chief Executive Officer